                                                                 EXHIBIT 99.2

BLUESTONE HOLDING CORP.

CONTENTS

                                                                                              PAGE
                                                                                              ----
PRO FORMA FINANCIAL STATEMENTS

    Description of transaction                                                               P-1

    Unaudited pro forma consolidated statement of financial condition - adjustments to
       reflect merger of BlueStone Capital Corp. and BlueStone Holding Corp.                 P-2

    Unaudited pro forma consolidated statement of financial condition - adjustments to
       reflect M2 Ltd. as an asset held for sale                                             P-3

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF FINANCIAL CONDITION

Effective July 2, 2001, BS Acquisition Corp., a wholly owned subsidiary of HealthStar Corp. ("HealthStar") was merged (the "Merger") with and into BlueStone Capital Corp. ("BlueStone" or the "Company"). At the time of the Merger, HealthStar's only operation consisted of providing language translation, product localization and globalization consulting services through its wholly owned subsidiary, M2 Ltd ("M2"). In connection with the Merger, HealthStar issued 215,000 shares of Series A Convertible Preferred Stock ("Preferred Stock") of which 190,000 shares were issued to the shareholders of BlueStone in exchange for all outstanding common and preferred stock of BlueStone and 25,000 shares were issued to a finder. The Preferred Stock is automatically convertible into 21.5 million shares of HealthStar common stock upon the amendment of HealthStar's certificate of incorporation to increase its authorized shares of common stock. Immediately prior to the Merger, the existing shareholders of HealthStar held 8,345,872 shares of common stock. Accordingly, upon completion of the Merger and conversion of the Preferred Stock, the shareholders of BlueStone will own 19,000,000 shares (63.66%) of HealthStar's common stock and the pre-merger shareholders of HealthStar will own 8,345,872 shares (27.96%) of HealthStar's common stock. The remaining 2,500,000 common shares (8.38%) will be held by the finder. HealthStar's Board of Directors will consist of three members previously associated with BlueStone, two members previously associated with HealthStar and two additional nominees of which one will be designated by such BlueStone persons and one by such HealthStar persons. On September 5, 2001, the shareholders of HealthStar approved amendments to HealthStar's certificate of incorporation to increase its authorized common stock from 15,000,000 shares to 100,000,000 shares and to change its corporate name to BlueStone Holding Corp.

The Board of Directors of the Company has determined that it is in the best interests of the Company to concentrate its efforts in the area of financial services and has made a decision to dispose of M2. The sale of M2 is expected to occur within one year from the date of the Merger. In addition to the stock of M2, HealthStar's other assets consist principally of cash and other investments, including a subordinated loan and a capital contribution to BlueStone.

The Merger is being accounted for as an acquisition of HealthStar's assets by BlueStone in exchange for 10,845,872 shares of common stock together with a recapitalization of BlueStone. The purchase price is based on the estimated fair value of the assets acquired, including the estimated net proceeds of the sale of M2, which is being accounted for as an asset held for sale. Accordingly, no pro forma statements of operations are being presented. The pro forma consolidated statement of financial condition reflects the Merger as if it occurred on June 30, 2001. In the opinion of management of the Company, all adjustments necessary to present fairly such unaudited pro forma consolidated statement of financial condition have been made. The unaudited pro forma consolidated statement of financial condition should be read in conjunction with the notes thereto, the financial statements of the Company included elsewhere in this amendment to Form 8-K and the consolidated financial statements of BlueStone Holding Corp., formerly HealthStar Corp., included in its Quarterly Report on Form 10-QSB filed for the period ended June 30, 2001.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
ADJUSTMENTS TO REFLECT MERGER OF BLUESTONE CAPITAL CORP. AND BLUESTONE HOLDING CORP.


                                           BlueStone         BlueStone
                                         Capital Corp.      Holding Corp.
                                          Historical         as Adjusted       Pro Forma      Pro Forma
                                          6/30/2001           6/30/2001       Adjustments    as Adjusted
                                        -------------       -------------     -----------    -----------
ASSETS
Current assets:
  Cash                                  $   188,036          $ 3,060,614                     $ 3,248,650
  Receivable from broker                  1,596,546               -                            1,596,546
  Securities owned, at market value       1,055,172               -                            1,055,172
  Furniture, equipment and leasehold
    improvements, net                     1,064,825               -                            1,064,825
  Notes receivable from employees         1,195,919               -                            1,195,919
  Prepaid expenses                          174,756               -                              174,756
  Other assets                              416,156               10,273                         426,429
  Goodwill                                  649,328                                              649,328
  Deferred acquisition costs -
    Bluestone                                 -                  282,725   $  (282,725)  (A)        -
  Investment in Bluestone                     -                1,450,000    (1,450,000)  (B)        -
  Asset held for sale                         -                3,300,000                       3,300,000
                                        -----------          -----------   ------------      ------------
                                        $ 6,340,738          $ 8,103,612   $(1,732,725)      $12,711,625
                                        -----------          -----------   ------------      -------------
LIABILITIES AND OWNERS' EQUITY
Liabilities:
   Securities sold, not yet purchased,
     at market value                    $        55          $     -                         $        55
   Accounts payable and accrued
     expenses                               764,901              326,990                       1,091,891
   Accrued salaries and commission          264,605                -                             264,605
   Deferred rent payable                    305,138                -                             305,138
                                         ----------           -----------                     -----------
       Total liabilities                  1,334,699              326,990                       1,661,689
                                         ----------           -----------                     ------------

  Liabilities subordinated to claims
     of general creditors                 3,971,145                -       $(1,000,000)  (B)    2,971,145
                                         -----------          -----------   ------------        -----------
Owners' equity:
   Preferred stock, $.01 par value;
    1,000,000 shares authorized:
    200,000 shares Series A
     outstanding                              2,000                             (2,000)  (C)         -
    300,000 shares Series B
     outstanding                              3,000                             (3,000)  (C)         -
   Common stock, $.01 par value;
    25,000,000 shares authorized;
    1,942,000 shares outstanding             19,420                            (19,420)  (C)         -
   Common stock, $.001 par value;
    100,000,000 shares authorized;
    29,845,872 shares outstanding                                 8,346         21,500   (C)       29,846
   Additional paid-in capital             3,151,864          11,654,878     (3,883,682)  (C)
                                                                              (450,000)  (B)
                                                                              (282,725)  (A)
                                                                                               10,190,335
Retained earnings (deficit)              (2,078,890)         (3,886,602)     3,886,602         (2,078,890)
Note receivable - officer                   (62,500)                                              (62,500)
                                         -----------         -----------     -----------       ------------
      Total owners' equity                1,034,894           7,776,622       (732,725)         8,078,791
                                         ----------          -----------     -----------       ------------
                                        $ 6,340,738         $ 8,103,612     $(1,732,725)      $12,711,625
                                         ----------           ---------      -----------       -----------


Notes to Unaudited Pro Forma Consolidated Statement of Financial Condition

[A] To write off costs associated with the acquisition to paid-in-capital [B] Eliminate intercompany loan of $1,000,000 and capital contribution of
     $450,000
[C]  To reflect the recapitalization of BlueStone Capital Corp.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
ADJUSTMENTS TO REFLECT M2 LTD. AS AN ASSET HELD FOR SALE

                                                                                                     Pro Forma
                                                                                                    As Adjusted
                                                    Consolidated           (A)                   To Reflect M2 Ltd.
                                                    As Reported         Pro Forma                  As An Asset
                                                   June 30, 2001       Adjustments                Held For Sale
                                                  --------------       -----------               -----------------
ASSETS
Current assets:
 Cash                                             $3,060,614                                       $3,060,614
 Accounts receivable                                 536,405          $  (536,405)                      -
 Unbilled services                                   384,111             (384,111)                      -
 Other current assets                                 75,017              (64,744)                     10,273
                                                 -----------           -----------                 -----------
   Total current assets                            4,056,147             (985,260)                  3,070,887

 Property and equipment, net                         322,323             (322,323)                      -
 Transaction costs - BlueStone                       282,725                                          282,725
 Investment in BlueStone                           1,450,000                                        1,450,000
 Goodwill                                          2,924,528           (2,924,528)                      -
 Asset held for sale                                                    3,300,000                   3,300,000
 Other assets                                         34,987              (34,987)                      -
                                                  -----------          -----------                  ----------
                                                  $9,070,710          $  (967,098)                 $8,103,612
                                                  -----------          -----------                  ----------
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Current portion of long-term debt               $   38,406          $   (38,406)                  $   -
  Accounts payable                                   671,286             (372,992)                    298,294
  Accrued expenses                                   393,351             (364,655)                     28,696
  Deferred revenue                                    44,199              (44,199)                      -
  Other current liabilities                           25,500              (25,500)                      -
                                                 -----------          -------------                 ----------

                                                   1,172,742             (845,752)                    326,990
                                                 -----------          -------------                 ----------

  Long-term debt, net of current portion              47,162              (47,162)                      -
                                                 -----------          -------------                 ----------
     Total liabilities                             1,219,904             (892,914)                    326,990
                                                 -----------          -------------                 ----------
Shareholders' equity:
  Common stock                                         8,346                                            8,346
  Additional paid-in capital                      11,654,878                                       11,654,878
  Accumulated deficit                             (3,812,418)             (74,184)                 (3,886,602)
                                                 -----------           ------------               ------------

     Total shareholders' equity                    7,850,806              (74,184)                  7,776,622
                                                 -----------           ------------               ------------

                                                $  9,070,710            $(967,098)                 $8,103,612
                                                 -----------           ------------               ------------

Notes to Unaudited Pro Forma Consolidated Statement of Financial Condition

[A] To reflect the elimination of the historical balances of M2 Ltd. and to classify M2 Ltd. as an asset held for sale. The estimated value of the asset held for sale represents the estimated net proceeds from the sale of M2 of approximately $3,000,000 and estimated net income of approximately $300,000 for the period July 1, 2001 through the date of sale.